SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

    Date of Report (Date of                     Commission File Number:
   earliest event reported):

      SEPTEMBER 20, 1999                                1-10210

                                  EGLOBE, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                                     13-3486421
        (State or other                                (IRS Employer
  jurisdiction of incorporation)                  Identification  Number)



                         1250 24th Street, NW, Suite 725
                             Washington, D.C. 20037
               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (202) 822-8981

          (Former name or former address, if changed since last report)

                                       NA
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                                 EGLOBE, INC.

ITEM 2 ACQUISITION OR DISPOSITION OF ASSETS

         On September 20, 1999 eGlobe, Inc., acting through a newly formed subsidiary, acquired control of Oasis Reservations Services, Inc. ("ORS"), a Miami-based transaction support services and call center, from its sole stockholder, Outsourced Automated Services ("Oasis"). ORS provides customer care and transaction support services employing both Internet access and traditional telephone access. ORS supplies outsource service to the travel industry and to eCommerce providers.

         eGlobe and Oasis formed eGlobe/Oasis Reservations LLC, a limited liability company (the "LLC"), which is responsible for conducting ORS' business operations. eGlobe manages and controls the LLC and receives 90% of the profits and losses from ORS' business. The LLC was funded by contributions effected by the members under a Contribution Agreement, dated as of September 15, 1999 (the "Contribution Agreement"), a copy of which is attached as Exhibit 2.1 hereto, and related documents. eGlobe issued 1.5 million shares of its Common Stock, valued at $3 million on the date of issuance, as its contribution to the LLC. In addition, eGlobe contributed warrants to purchase additional shares of eGlobe Common Stock to the LLC as follows:

     (a) shares equal to the difference between $3 million and the value of eGlobe's 1.5 million share contribution on the date that the shares of Common Stock (including the shares underlying the warrants) contributed to the LLC are registered with the SEC (if the value of the 1.5 million shares on that date is less than $3 million);

     (b) shares equal to $100,000 of eGlobe Common Stock for each 30-day period beyond 90 days following the date of contribution that the shares of Common Stock (including the shares underlying the warrants) contributed to the LLC remain unregistered;

     (c) shares equal to up to $2 million of eGlobe Common Stock, subject to adjustment based upon achieving certain revenue and EBITDA (earnings before interest, taxes, depreciation, and amortization) targets; and

     (d) additional shares based upon (1) achieving revenue and EBITDA targets, and (2) eGlobe's share price at the date of registration of shares for this transaction. Under certain circumstances, these shares may be equal to the greater of (A) 50% of the incremental Revenue for the Second Measurement Period (as defined in the agreements) over $9,000,000 or (B) four times the incremental Adjusted EBITDA (as defined in the agreements) for the Second Measurement Period (as defined in the agreements) over $1,000,000 provided, however, that such number of shares shall not exceed the greater of (x) 1,000,000 shares or (y) that number of shares determined by dividing $8,000,000 by the Second Measurement Data Market Value (as defined in the agreements); and provided further, that if the basis for the issuance of such shares is incremental revenue over $9,000,000 then EBITDA for the Second Measurement Period must be at least $1,000,000 for Revenue between $9,000,000 and $12,000,000 or at least $1,500,000 million for
          Revenue above $12,000,000. Additionally the LLC may receive 500,000 shares of EGLOBE Common Stock if the Revenue for the Second Measurement Period is equal to or greater than $37,000,000 and the Adjusted EBITDA for the Second Measurement Period is equal to or greater than $5,000,000.

A copy of the form of warrants is attached as Exhibit 4.1 hereto. The exercise of the warrants is subject to compliance with SEC and Nasdaq rules, including the approval of eGlobe's stockholders with respect to the issuance of 19.9% or more of eGlobe Common Stock outstanding on the date of contribution.

         Oasis contributed all of the issued and outstanding shares of ORS as its contribution to the LLC. If eGlobe declares bankruptcy, as set forth in the Operating Agreement of the LLC, Oasis may repurchase the ORS shares. The Operating Agreement is attached as Exhibit 2.2 hereto.

         Pursuant to the Operating Agreement of eGlobe/Oasis Reservations LLC, attached hereto as Exhibit 2.2., the LLC is an interim step to full eGlobe ownership of ORS. Once eGlobe has raised $10 million in new capital and registered the Common Stock issued in this transaction, the LLC will be dissolved and ORS will become a wholly owned subsidiary of eGlobe. Under these circumstances, Oasis would receive the Common Stock and warrants contributed to the LLC by eGlobe.

         In connection with the purchase and installation of equipment and leasehold improvements at ORS' new facility in Miami, Oasis agreed to loan ORS up to $451,400. The loan is 6 equal quarterly principal installments beginning November 30, 1999. eGlobe guaranteed ORS' obligations under such loan and granted
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Oasis a security interest in its ownership interest in the LLC. The Guaranty and the Pledge Agreement are attached as Exhibits 10.1 and 10.2, respectively.

         The foregoing description does not purport to be complete and is qualified in its entirety by reference to the transaction documents attached hereto, each of which is incorporated herein by reference. A copy of the press release, dated September 21, 1999, issued by eGlobe regarding the above-described transaction is attached as Exhibit 99.1 hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial statements of Business Acquired

         It is not practicable to provide financial statements for ORS or the LLC at this time. The statements will be filed as soon as they are prepared and not later than December 6, 1999.

(b) Pro Forma Financial Information

         It is not practicable to provide pro forma financial statements for ORS or the LLC at this time. The statements will be filed as soon as they are prepared and not later than December 6, 1999.

(c) Exhibits.

     2.1 Contribution Agreement by and among eGlobe, Inc., eGlobe/OASIS, Inc., OASIS Reservation Services, Inc., Outsourced Automated Services and Integrated Solutions, Inc. and eGlobe/OASIS Reservations LLC, dated as September 15, 1999.

     2.2 Operating Agreement of eGlobe/OASIS Reservations LLC by and among eGlobe/OASIS, Inc. and Outsourced Automated Services and Integrated Solutions, Inc., dated as September 15, 1999.

     4.1 Form of Warrants to purchase Common Stock of eGlobe, dated as of September 15, 1999.

     10.1 Guaranty by and between eGlobe, Inc. and Outsourced Automated Services and Integrated Solutions, Inc.

     10.2 Pledge Agreement by and between eGlobe, Inc. and Outsourced Automated Services and Integrated Solutions, Inc.

     99.1 Press Release, dated September 21, 1999, regarding the Contribution Agreement and the transactions contemplated thereby.



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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             eGLOBE, INC.

Date:  October 5, 1999              By:  /s/ Graeme S.R. Brown
                                         ------------------------
                                             Graeme S.R. Brown
                                             Associate General Counsel




                                       4

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                                  EXHIBIT INDEX

Exhibit                   Description                                                  Page
-------                   -----------                                                  -----

2.1  Contribution Agreement by and among eGlobe, Inc., eGlobe/Oasis, Inc., OASIS
     Reservation  Services,  Inc.,  Outsourced Automated Services and Integrated
     Solutions,  Inc. and eGlobe/Oasis  Reservations LLC, dated as September 15,
     1999.

2.2  Operating  Agreement  of  eGlobe/Oasis  Reservations  LLC  by  and  between
     eGlobe/Oasis,   Inc.  and  Outsourced  Automated  Services  and  Integrated
     Solutions, Inc., dated as of September 15, 1999.

4.4  Form of Warrants to purchase Common Stock of eGlobe,  dated as of September
     15, 1999.

10.1 Guaranty by and between eGlobe and Outsourced Automated Services and Integrated Solutions, Inc., dated as of September 15, 1999.

10.2 Pledge Agreement by and between eGlobe and Outsourced Automated Services and Integrated Solutions, Inc., dated as of September 15, 1999.

99.1 Press  Release,  dated  September  21,  1999,  regarding  the  Contribution
     Agreement and the transactions contemplated thereby.